UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/22/2008

UMB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-4887

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd, Kansas City, MO 64106
(Address of principal executive offices, including zip code)

(816) 860-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On July 22, 2008, UMB Financial Corporation ("UMB") issued a press release announcing the financial results for the fiscal quarter ending June 30, 2008. A copy of the press release is attached as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report and in Exhibit 99.1 of this Report is being furnished and shall not be deemed "filed" with the SEC for the purposes of Section 18 of the Exchange Act or 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01.    Other Events

On July 22, 2008 UMB issued a press release announcing the declaration of a cash dividend of 16.5 cents per share, payable on October 1, 2008 to shareholders of record on September 10, 2008. A copy of the press release is attached as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1. Press Release dated July 22, 2008 reporting financial results for the fiscal quarter ending June 30, 2008 and declaration of cash dividend.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORP

Date: July 22, 2008	By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	2nd qtr 08 earnings release and dividend announcement